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                                                                  Exhibit 10.4

                                  EMBARK.COM, INC.

                  1999 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

              ADOPTED BY THE BOARD OF DIRECTORS ON SEPTEMBER 20, 1999

                   APPROVED BY STOCKHOLDERS ON ____________, 1999

1.     PURPOSE.

       (a) The purpose of the 1999 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which each director of EMBARK.COM, INC. (the "Company") who is not otherwise at the time of grant an employee of or consultant to the Company or of any Affiliate of the Company (each such person being hereafter referred to as a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

       (b) The word "AFFILIATE" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

       (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.     ADMINISTRATION.

       (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee of the Board, as provided in subparagraph 2(b).

       (b) The Board may delegate administration of the Plan to a committee composed of two (2) or more members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.     SHARES SUBJECT TO THE PLAN.

       (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to options granted under the Plan shall not exceed in the aggregate the number which is equal to two hundred fifty thousand (250,000) shares of the Company's common stock. On each January 1 of the term of the Plan beginning on January 1, 2001, such reserve shall be increased by the lesser of (i) seventy-five thousand (75,000) shares of the Company's common stock, or (ii) such smaller number of shares of the Company's Common Stock as the Board of Directors may designate. If any option granted under the Plan

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shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan. If any shares of the Company's common stock acquired pursuant to the exercise of an option shall for any reason be repurchased by the Company under a repurchase option provided under the Plan, the stock repurchased by the Company under such repurchase option shall revert to and again become available for issuance under the Plan.

       (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.     ELIGIBILITY.

       Options shall be granted only to Non-Employee Directors of the Company.

5.     NON-DISCRETIONARY GRANTS.

       (a) Each person who is first elected or appointed to the Board as a Non-Employee Director after the Effective Date shall automatically be granted, on the date of such initial election or appointment, an option to purchase thirty-seven thousand five hundred (37,500) shares of common stock of the Company on the terms and conditions set forth herein (hereinafter, an "Initial Grant").

       (b) Each Non-Employee Director who is serving as a Non-Employee Director immediately following each anniversary of the closing of the Company's initial public offering (the "Anniversary Date"), commencing with the Anniversary Date occurring in calendar year 2000, shall automatically be granted, on such date, an option to purchase ten thousand (10,000) shares of common stock of the Company, which amount shall be pro-rated for any Non-Employee Director who has not continuously served as a Non-Employee Director for the twelve (12)-month period prior to the date of such Anniversary Date, on the terms and conditions set forth herein (hereinafter, an "Annual Grant").

6.     OPTION PROVISIONS.

       Each option shall be subject to the following terms and conditions:

       (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date six
(6) months following the date of termination of such service; PROVIDED, HOWEVER, that (i) if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death or (ii) if such termination of service is due to the optionee's permanent and total disability within the meaning of Section 22(e)(3) of the Code ("Disability"), the option shall terminate on the earlier of the Expiration Date or twelve
(12) months following the date of the optionee's Disability. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director of the Company or any Affiliate only as to that number of shares as to which it was

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exercisable as of the date of termination of such service under the provisions of subparagraph 6(e).

       (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the stock (as defined in subsection 9(d)) subject to such option on the date such option is granted.

       (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

              (i)    In cash (or check) at the time of exercise;

              (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in THE WALL STREET JOURNAL, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its Fair Market Value on the date immediately preceding the date of exercise;

              (iii) Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Company's common stock or pursuant to the terms of irrevocable instructions issued by the optionee prior to the issuance of shares of the Company's common stock; or

              (iv) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) through 6(c)(iii) above.

       (d) An option shall be transferable only to the extent specifically provided in the option agreement; PROVIDED, HOWEVER, that if the option agreement does not specifically provide for the transferability of the option, then the option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order, and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or transferee pursuant to a domestic relations order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

       (e)    Vesting.

              (i) An Initial Grant shall vest (i.e., become exercisable) 1/4th of the shares on the one year anniversary of the grant date and 1/48th on a monthly basis thereafter measured from the date of grant of the option, PROVIDED THAT, with respect to any grant under the Plan, the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company.

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              (ii)   An Annual Grant shall vest (i.e., become exercisable) in
forty-eight (48) equal monthly installments over a four (4)-year period measured from the date of grant of the option, PROVIDED THAT, with respect to any grant under the Plan, the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company.

       (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (x) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (y), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require any optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities laws as a condition of granting an option to the optionee or permitting the optionee to exercise the option.
The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

       (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

       (h) The option may, but need not, include a provision whereby the optionee may elect at any time before the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company or any other restriction the Board determines appropriate.

7.     COVENANTS OF THE COMPANY.

       (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of common stock required to satisfy such options.

       (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; PROVIDED, HOWEVER, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted

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under the Plan, or any stock issued or issuable pursuant to any such option.
If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.     USE OF PROCEEDS FROM STOCK.

       Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.     MISCELLANEOUS.

       (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

       (b) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate in any capacity or shall affect any right of the Company, its Board or stockholders or any Affiliate to remove any Non-Employee Director pursuant to the Company's Bylaws and the provisions of the Delaware General Corporation Law (or the applicable laws of the Company's state of incorporation if the Company's state of incorporation should change in the future).

       (c) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

       (d) As used in this Plan, "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

              (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable; or

              (ii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10.    ADJUSTMENTS UPON CHANGES IN STOCK.

       (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend,

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dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

       (b) In the event of a Change in Control (as defined herein) any surviving corporation or acquiring corporation shall assume any options outstanding under the Plan or shall substitute similar options (including an award to acquire the same consideration paid to the shareholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan. In the event any surviving or acquiring corporation refuses to assume such options or to substitute similar options for those outstanding under the Plan, then with respect to persons whose Continuous Service has not terminated prior to such Change in Control: (i) the vesting (and, if applicable, the exercisability) of options held by such persons shall be accelerated immediately prior to such event, and the options terminated if not exercised at or prior to such event, and (ii) any Company repurchase option or reacquisition right with respect to shares acquired by such persons under a Stock Award shall lapse immediately prior to such event and the shares held by such persons shall be fully vested. With respect to any other options outstanding under the Plan, such options shall terminate if not exercised prior to such event.

       For purposes of this Plan, a "Change in Control" shall mean: (i) a sale of all or substantially all of the assets of the Company; (ii) a merger or consolidation in which the Company is not the surviving corporation or a reverse merger in which the Company is the surviving corporation but the shares of the Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (other than (a) a merger or consolidation in which stockholders immediately before the merger or consolidation have, immediately after the merger or consolidation, greater stock voting power of the acquiring or controlling corporation, and in no event less than a majority of such stock voting power, (b) a transaction the principal purpose of which is to change the State of the Company's incorporation, or (c) a merger of the Company into any of its wholly owned subsidiaries); or (iii) an acquisition by any person, entity or group within the meaning of Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

       (c) In the event of a dissolution or liquidation of the Company, any options outstanding under the Plan shall terminate if not exercised prior to such event.

11.    AMENDMENT OF THE PLAN OR OPTIONS.

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       (a)    The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan. However, no amendment to the Plan, including an amendment to increase the size of the share reserve (except as provided in paragraph 10 relating to adjustments upon changes in stock), shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3 promulgated under the Exchange Act or any Nasdaq or securities exchange listing requirements.

       (b) Rights and obligations under any option granted before any amendment of the Plan or the agreement documenting such option shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and (ii) such person consents in writing.

12.    TERMINATION OR SUSPENSION OF THE PLAN.

       (a)    The Board may suspend or terminate the Plan at any time.

       (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

       (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.    EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

       (a) The Plan shall become effective on the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system (the "Effective Date").

       (b) Notwithstanding any other provision in the Plan to the contrary, no option otherwise authorized under the Plan shall be granted unless and until sufficient shares of the Company's common stock to be issued under the Plan have been approved by the stockholders of the Company.

14.    CHOICE OF LAW.

       All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.

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